UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2017
CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 600
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 22, 2017, Matthew Plunkett resigned as Executive Vice President, Chief Business Officer of CTI BioPharma Corp. (the “Company”).

In connection with his resignation, the Company entered into a Separation and Release Agreement with Dr. Plunkett dated August 22, 2017 (the “Separation Agreement”). The following summary of the Separation Agreement is qualified in its entirety by the provisions of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The Separation Agreement provides for Dr. Plunkett to receive a cash severance payment of $265,000, to be paid in a lump sum in January 2018, and payment of his COBRA premiums for up to six months following his resignation. Dr. Plunkett also entered into an agreement with the Company to provide consulting services for 12 months following his separation for a consulting fee of $3,000 per month (plus $300 per hour for services in excess of ten hours for a particular month). Pursuant to the Separation Agreement, Dr. Plunkett’s stock option granted by the Company on March 1, 2017 became fully vested and exercisable upon his resignation date, and each of his outstanding and vested stock options granted by the Company will generally remain exercisable until the earlier of the date that is 18 months following his resignation date or the expiration date of the option, subject to earlier termination in connection with a change in control of the Company. His remaining outstanding and unvested equity awards granted by the Company terminated on his resignation date. The Separation Agreement also includes a general release of claims by Dr. Plunkett in favor of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement, dated August 22, 2017, by and between the Company and Matthew Plunkett.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: August 22, 2017	By:	/s/ Bruce J. Seeley
Bruce J. Seeley
Executive Vice President, Chief Commercial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation and Release Agreement, dated August 22, 2017, by and between the Company and Matthew Plunkett.